Exhibit 99.2

Case 22-10995-LSS  Doc 1119  Filed 06/25/24  Page 1 of 12

UNITED STATES BANKRUPTCY COURT

      DISTRICT OF DELAWARE

In Re. PHASEBIO PHARMACEUTICALS, INC	§	Case No. 22-10995
§
§
Debtor(s)	§
☐ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 05/31/2024	Petition Date: 10/23/2022

Months Pending: 20	Industry Classification: 2 8 3 4

Reporting Method:	Accrual Basis ☐	Cash Basis ☒

Debtor’s Full-Time Employees (current):		0

Debtor’s Full-Time Employees (as of date of order for relief):		49

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☒	Schedule of payments to insiders
☒	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ James F. McCauley	James F. McCauley
Signature of Responsible Party	Printed Name of Responsible Party

06/25/2024	Richards, Layton & Finger, P.A.
Date	One Rodney Square, 920 N. King Street
Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor's Name PHASEBIO PHARMACEUTICALS, INC	Case No. 22-10995

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$989,820

b.	Total receipts (net of transfers between accounts)	$45,420	$28,269,505

c.	Total disbursements (net of transfers between accounts)	$211,925	$28,035,324

d.	Cash balance end of month (a+b-c)	$823,316

e.	Disbursements made by third party for the benefit of the estate	$0	$16,343,728

f.	Total disbursements for quarterly fee calculation (c+e)	$211,925	$44,379,053

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory ( Book ☐ Market ☐ Other ☒ (attach explanation))	$0

d	Total current assets	$2,714,772

e.	Total assets	$2,714,772

f.	Postpetition payables (excluding taxes)	$279,248

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$279,248

k.	Prepetition secured debt	$9,082,469

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$40,106,643

n.	Total liabilities (debt) (j+k+l+m)	$49,468,359

o.	Ending equity/net worth (e-n)	$-46,753,587

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$36,644,483

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$36,644,483

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$0

d.	Selling expenses	$0

e.	General and administrative expenses	$62,516

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$18,000

j.	Reorganization items	$131,409

k.	Profit (loss)	$-166,504	$-18,182,200

UST Form 11-MOR (12/01/2021)	2

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Debtor's Name PHASEBIO PHARMACEUTICALS, INC	Case No. 22-10995

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total			$99,856	$13,046,954	$114,826	$13,046,954
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Richards, Layton & Finger, P.A	Local Counsel	$52,357	$2,314,893	$52,357	$2,314,893
	ii	Cooley LLP	Lead Counsel	$33,555	$6,491,105	$48,525	$6,491,105
	iii	SierraConstellation Partners, LLC	Financial Professional	$13,944	$1,063,362	$13,944	$1,063,362
	iv	Miller Buckfire, LLC	Financial Professional	$ 0	$2,500,000	$ 0	$2,500,000
	v	Omni Management Group, Inc.	Other	$ 0	$30,222	$ 0	$30,222
	vi	KPMG LLP	Other	$ 0	$647,373	$ 0	$647,373
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Debtor's Name PHASEBIO PHARMACEUTICALS, INC	Case No. 22-10995

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Debtor's Name PHASEBIO PHARMACEUTICALS, INC	Case No. 22-10995

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total			$ 0			$ 0
Itemized Breakdown by Firm
		Firm Name	Role
	i		Other	$ 0			$ 0
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Debtor's Name PHASEBIO PHARMACEUTICALS, INC	Case No. 22-10995

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Debtor's Name PHASEBIO PHARMACEUTICALS, INC	Case No. 22-10995

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Debtor's Name PHASEBIO PHARMACEUTICALS, INC	Case No. 22-10995

xcix
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c.	All professional fees and expenses (debtor & committees)	$105,418	$15,556,525	$129,032	$15,427,494

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$235,546

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$-52,159

g. Postpetition other taxes paid (local, state, and federal)	$18,000	$40,419

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐	No ☒
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐	No ☒
c. Were any payments made to or on behalf of insiders?	Yes ☒	No ☐
d. Are you current on postpetition tax return filings?	Yes ☒	No ☐
e. Are you current on postpetition estimated tax payments?	Yes ☒	No ☐
f. Were all trust fund taxes remitted on a current basis?	Yes ☒	No ☐
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐	No ☒
h. Were all payments made to or on behalf of professionals approved by the court?	Yes ☒	No ☐	N/A ☐
i. Do you have: Worker’s compensation insurance?	Yes ☐	No ☒
If yes, are your premiums current?	Yes ☐	No ☐	N/A ☒	(if no, see Instructions	)
Casualty/property insurance?	Yes ☐	No ☒
If yes, are your premiums current?	Yes ☐	No ☐	N/A ☒	(if no, see Instructions	)
General liability insurance?	Yes ☐	No ☒
If yes, are your premiums current?	Yes ☐	No ☐	N/A ☒	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes ☒	No ☐
k. Has a disclosure statement been filed with the court?	Yes ☒	No ☐
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒	No ☐

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Debtor's Name PHASEBIO PHARMACEUTICALS, INC	Case No. 22-10995

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐	No ☒
m. If yes, have you made all Domestic Support Obligation payments?	Yes ☐	No ☐	N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C.

§§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Lawrence R. Perkins	Lawrence R. Perkins
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	06/25/2024
Title	Date

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Debtor's Name PHASEBIO PHARMACEUTICALS, INC	Case No. 22-10995

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Debtor's Name PHASEBIO PHARMACEUTICALS, INC	Case No. 22-10995

UST Form 11-MOR (12/01/2021)	11

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Debtor's Name PHASEBIO PHARMACEUTICALS, INC	Case No. 22-10995

UST Form 11-MOR (12/01/2021)	12

Case 22-10995-LSS  Doc 1119-1  Filed 06/25/24  Page 1 of 7

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
PHASEBIO PHARMACEUTICALS, INC.	)	Case No. 22-10995 (LSS)
)
Debtor.[1]	)
)
)

GLOBAL NOTES AND STATEMENT OF LIMITATIONS,

METHODOLOGY AND DISCLAIMERS REGARDING

MAY 31, 2024 MONTHLY OPERATING REPORT

The debtor and debtor in possession (the “Debtor”) in the above-captioned chapter 11 case (the “Chapter 11 Case”) has prepared and filed the attached May 31, 2024 Monthly Operating Report (the “MOR”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtor has prepared the MOR with the assistance of its advisors and professionals solely for the purpose of complying with the reporting requirements applicable in the Chapter 11 Case and is in a format consistent with the instructions provided by the Office of the United States Trustee for the District of Delaware. The financial information contained herein is unaudited, limited in scope, and is not prepared in accordance with accounting principles generally accepted in the United States of America nor in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder.

In preparing the MOR, the Debtor relied on financial data available from the limited books and records available to it at the time of such preparation, as well as certain filings from the docket in the Chapter 11 Case. Although the Debtor made commercially reasonable efforts to ensure the accuracy and completeness of the MOR, inadvertent errors or omissions may exist.2 For the avoidance of doubt, the Debtor hereby reserves its right to amend and supplement the MOR as may be necessary or appropriate.

Each signatory to the MOR has necessarily relied upon the efforts, statements, advice, and representations of personnel of the Debtor and its advisors and professionals. Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in the MOR.

[1]	The last four digits of the Debtor’s federal tax identification numbers is 5697. The Debtor’s principal office is located at 3500 S. Dupont Hwy, Dover, Delaware 19901.
[2]	The Debtor, and its agents, advisors, attorneys, and other professionals, as applicable, do not guarantee or warrant the accuracy or completeness of the data that is provided in the MOR.

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Part 1: Cash Receipts and Disbursements. The MOR presents the Debtor’s receipts and disbursements for the period from May 1, 2024 through May 31, 2024.

Part 2: Asset and Liability Status. The amounts identified in Part 2 of the MOR are derived from the Debtor’s unaudited and estimated accrual-based Balance Sheet as of May 31, 2024. Postpetition payables includes accounts payable. Please refer to the notes above for information about presentation and limitations that may exist in the MOR.

Part 3: Assets Sold or Transferred. No such transactions or activities during the period from May 1, 2024 through May 31, 2024.

Part 4: Income Statement (Statement of Operations). This MOR presents the Debtor’s best estimate of its cash-basis Statements of Operations for the period from May 1, 2024 through May 31, 2024. Please refer to the notes above for information about presentation and limitations that may exist in the MOR.

Part 5: Professional Fees and Expenses. The Debtor made approved payments to certain restructuring professionals during the period from May 1, 2024 through May 31, 2024.

On June 20, 2024, KPMG withdrew its tenth monthly fee application [Docket No. 1044] (the “Tenth Monthly Application”) and sixth interim fee application [Docket No. 1056] to correct an inadvertent error. See Docket No. 1109. KPMG has initiated a transfer of all amounts it received in connection therewith back to the Debtor, including amounts paid upon the filing of the certificate of no objection filed with respect to the Tenth Monthly Application [Docket No. 1109], which was also withdrawn. As a result, this MOR indicates no amounts were paid to KPMG during the period from May 1, 2024 through May 31, 2024.

Part 6: Postpetition Taxes. The Debtor collects, withholds, and incurs withholding, income, and property taxes, as well as other business and regulatory fees and assessments (collectively, the “Taxes and Fees”). The Debtor remits the Taxes and Fees to various federal, state, and local governments (collectively, the “Authorities”). The Debtor pays the Taxes and Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of a particular Tax or Fee. On November 15, 2022, the Court entered an order [Docket No. 139] authorizing, but not directing, the Debtor to, among other things, pay Taxes and Fees that arise or accrue in the ordinary course of business on a postpetition basis consistent with prepetition practices. The Debtor believes that it is current with respect to any outstanding, postpetition amounts due.

Exhibit E: Balance Sheet. This MOR presents the Debtor’s best estimates of its accrual-based Balance Sheet at May 31, 2024. Accrued Clinical and MFG, and Other include Debtor Professional Fees incurred but unpaid as of May 31, 2024. Please refer to the notes above for information and limitations that may exist in the MOR.

2

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In re: PhaseBio Pharmaceuticals, Inc.

Case No. 22-10995

Statement of Cash Receipts and Disbursements Summary

Reporting Period: May 1 to May 31, 2024

(amounts in $)

May 2024

PhaseBio Pharmaceuticals, Inc.
Cash Beginning of Month	$989,820.24

Receipts
Collections of Accounts Receivable	—
DIP Loan Proceeds	—
Inter-Company Cash Transfers	—
Cash Collateral Proceeds	—
Sale of Assets	—
Employee Benefit Refunds	—
Other	45,420.21

Total Receipts	45,420.21

Disbursements
Payroll & Taxes	—
Employee Benefits	—
Rent	—
Insurance	—
Essential Vendors	—
Other Operating Disbursements	66,918.99
Interest & Fees	—
Other	13,596.55
Professional Fees	129,031.56
U.S. Trustee Quarterly Fees	2,377.42
Court Costs	—

Total Disbursements	211,924.52

Net Cash Flow (Receipts Less Disbursements)	(166,504.31)

Cash-End of Month	$823,315.93

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In re: PhaseBio Pharmaceuticals, Inc.

Case No. 22-10995

Statement of Operations

Reporting Period: May 1 to May 31, 2024

(amounts in $)

Cash-Basis

PhaseBio Pharmaceuticals, Inc.
Gross Sales	$—
Cost of goods sold	—

Gross profit	—

Selling expenses	—
General and administrative expenses	62,515.54
Other expenses	—
Depreciation and/or amortization (not included in 4b)	—
Interest & Fees	—
Taxes (local, state, and federal)	18,000.00
Reorganization items	131,408.98
Miscellaneous (Income) / Expense	(45,420.21)

Profit (loss)	$(166,504.31)

Case 22-10995-LSS  Doc 1119-1  Filed 06/25/24  Page 5 of 7

In re: PhaseBio Pharmaceuticals, Inc.

Case No. 22-10995

Balance Sheet

Reporting Period: May 1 to May 31, 2024

(amounts in $)

PhaseBio Pharmaceuticals, Inc.
Cash	$772,651
Prepaids	1,942,121
Fixed Assets	—
Right of Use Asset - Operating	—
Deposits	—

Total Assets	2,714,772

Accounts Payable	$38,036,342
Payroll Liabilities	—
Current Portion of JMB Loan	—
Current Portion of Deferred Sublicense Revenue	—
Accrued Clinical and MFG, and Other	3,898,815
Accrued Interest	—
Short Term Operating Lease Liability	—
Long Term Portion of JMB Debt	—
Long Term Operating Lease Liability	—
Long Term Portion of Deferred Sublicense Revenue	—
Development Derivative	—

Total Liabilities	41,935,157

Common Stock	50,175
APIC - Common Stock	303,195,368
Treasury Stock	(24,178)
Retained Earnings	(341,345,739)
Net Income	(1,096,011)

Total Equity	(39,220,385)
Total Liabilities and Equity	2,714,772

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In re: PhaseBio Pharmaceuticals, Inc.

Case No. 22-10995

Schedule of Payments to Insiders

Reporting Period: May 1 to May 31, 2024

The Debtor hereby submits this attestation regarding payments to insiders during May 2024.

All payments made to insiders were on account of ordinary course salaries and authorized travel and expense reimbursements in the post petition period and/or in accordance with interim and final orders authorizing the Debtor to pay, among other things, prepetition wages, salaries, employee benefits, and other compensation (Docket Nos. 48 & 141).

No non-cash transfers were made during this reporting period.

/s/ Lawrence Perkins	June 24, 2024
Signature of Authorized Individual	Date

Lawrence Perkins	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

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In re: PhaseBio Pharmaceuticals, Inc.

Case No. 22-10995

All bank statements and bank reconciliations for the reporting period

Reporting Period: May 1 to May 31, 2024

The Debtor hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations and journal entries during May 2024.

The Debtor’s standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. I attest that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices.

/s/ Lawrence Perkins	June 24, 2024
Signature of Authorized Individual	Date

Lawrence Perkins	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual